Exhibit 10.13

XCF GLOBAL CAPITAL, INC.

ADDENDUM TO EMPLOYMENT AGREEMENT

This Addendum (“Addendum”) is made and entered into as of April 15, 2025, by and between XCF Global Capital, Inc. (together with its successors and assigns, the “Company”) and Jonathan Seeley (“Employee”) (the Company and Employee are collectively referred to herein as the “Parties,” or each individually referred to as a “Party”), and serves as an amendment to the Employment Agreement dated February 13, 2025 by and between XCF Global Capital, Inc. and Gregory Savarese (the “Agreement”).

RECITALS WHEREAS:

•	The Company and the Employee entered into the Agreement pursuant to which Employee agreed to serve as Vice President, FP&A and Treasury; and

•	The Parties now desire to amend the Agreement to update Employee’s title and base salary as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

1.	Amended Title and Duties

Effective as of April 13, 2025, Employee’s title shall be changed to Vice President, Treasurer. Employee shall perform such duties as are customary for this role and as may be reasonably assigned by the Chief Financial Officer or the Company.

2.	Amended Base Salary

Section 3(a) of the Agreement is hereby amended such that the Pre-Transaction Base Salary shall be $260,000 per year effective April 13, 2025, payable in accordance with the Company’s standard payroll practices and subject to required withholdings.

3.	No Other Changes

Except as expressly modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

4.	The Form of Post-Transaction Employment Agreement is replaced with Appendix A.

5.	MISCELLANEOUS

5.1	Governing Law

This Addendum shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflicts of law principles.

5.2	Entire Agreement

This Addendum, together with the Agreement, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral.

5.3	Counterparts

This Addendum may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Addendum:

XCF Global Capital, Inc.

/s/ Mihir Dange
By:	Mihir Dange
Title:	CEO

EMPLOYEE:

/s/ Jonathan Seeley

Jonathan Seeley

EXHIBIT A

FORM OF POST-TRANSACTION EMPLOYMENT AGREEMENT